Exhibit 99.1

OTCQB: CUEN July 2019 Investor Presentation

OTCQB: CUEN | 2 Safe Harbor Statement This presentation contains "forward - looking statements", as that term is defined in section 27 a of the united states securities act of 1933 , as amended, and section 21 e of the united states securities exchange act of 1934 , as amended . Statements in this presentation, which are not purely historical, are forward - looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future . except for the historical information presented herein, matters discussed in this presentation contain forward - looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements . statements that are not historical facts, including statements that are preceded by, followed by, or that include such words as “estimate", "anticipate", "believe", "plan" or "expect" or similar statements are forward - looking statements contained in this presentation include statements relating to other publicly available information regarding the company .

OTCQB: CUEN | 3 Corporate Snapshot Cuentas Inc. (OTCQB: CUEN) Share Price $1.25 Market Cap $2.6M Current Assets $0.3M Shares Outstanding 2.1M Insider Ownership 65% Employees 6 Sector FinTech Cuentas Uses Technology to Bridge the Gap Between Traditional Financial Services and the Underbanked U.S. Latino Population • Cuentas is a comprehensive online banking solutions provider to the historically underbanked U.S. Latino population • Breakthrough Cuentas FinTech card to launch in New York City in the third quarter of 2019 • World class strategic partners allow for instant scalability, wide distribution and minimized operating and technology risk • Multiple recurring revenue streams offers significant user monetization opportunity • Experienced management team with deep industry expertise 1 1 1: As of June 26 th , 2019

OTCQB: CUEN | 4 Macro Tailwinds: The Unbankable Latino 43.8 Million US IMMIGRANTS 3 28.5% ARE UNDERBANKED 3 $1.7 TRILLION PURCHASING POWER 3 More than 20M Latinos have unmet needs for: ‒ Bank accounts ‒ Online banking ‒ Direct check deposit ‒ Mobile cash remittance 1) 2017 FDIC Survey, This figure excludes immigrants, illegal aliens, and undocumented individuals Over 25% of the U.S. Adult Population (63M Adults) Are Unbankable 1 , Defined as: • Adults who do not use banking institutions in any capacity • Generally pay for goods/services in cash or by money order • Often use check - cashing and payday lending • Typically recent immigrants or children of immigrants who experienced banking crises in their country of origin • Often unable to maintain minimum balances, pay account fees, or organize transportation to/from banks during banking hours • The U.S. Latin population exceeds 57.5 million, while Hispanics will continue to account for over 50% of future U.S. population growth

OTCQB: CUEN | 5 The Cuentas FinTech Card

OTCQB: CUEN | 6 A Comprehensive Banking Solution The Cuentas Fintech Card is an online bank account integrated with the Cuentas branded general purpose reloadable card (GPR), offering a comprehensive online banking solution to all, including those without a U . S . government issued ID , offering services such as : • Transit Authorities • Restaurants • Retail Stores • Supermarkets Cuentas to launch the FinTech Card in New York City in the third quarter of 2019 • FDIC insured bank account • Debit card • Money remittance • Bill pay • Direct ACH deposit • Online purchasing • Mobile banking app • ATM cash withdrawal • Peer - to - peer transfers • Cash reload at retailers • Mobile device check deposit • Prepaid telecom “Top - Up” • Bodega & Convenience Stores • Lottery & Mobile Gambling • Online Gaming In - App Platform For Discounted Purchases at Point of Sale

OTCQB: CUEN | 7 Mobile Wallet The in - app Mobile Wallet offers FinTech Card functionality for online and mobile purchases. Contains real time balances and savings for: • Digital Content Cash • Cuentas Virtual Marketplace purchases • Telecom minutes • Loyalty reward points for international calling minutes Cuentas Mobile App Functionality Cuentas Virtual Marketplace The Virtual Marketplace offers discounted gift cards to Cuentas cardholders, which can be stored in the Cuentas Mobile Wallet and be used online, sent electronically to friends or family, and even redeemed for a physical gift card . A Virtual Store in the Hands Of Every Cardholder

OTCQB: CUEN | 8 Tier - 1 Enrollment in Discount Purchase Platform Mass Transit Online Gambling Restaurants Gaming Wireless Telecom Retailers

OTCQB: CUEN | 9 Strategic Partners Enable Robust Retail Footprint Nationwide network of retail locations enables effortless purchasing and reloading of the Cuentas Fintech Card SDI Next Distribution : Cuentas’ 51 % Joint Venture will roll out the Cuentas Fintech Card to targeted locations in regional markets – one market at a time . 31,600 U.S. Locations

Strategic Technology Partnerships

CUENTAS

SuttonBank
Old-fashioned Innovation

Issuing Bank for the FinTech Card

- Privately held independent community bank
- FDIC member with strong innovation arm
- Featured Products/Services:
  - Mobile banking/check deposit capabilities
  - Payments, ACH transfers,
  - Checking accounts with online/mobile access
  - VISA debit cards with verification/activation services
  - Gift cards with customer support
  - Digital wallet integration
  - Loyalty program management

CIMA GROUP

Backend Software Powering the FinTech Card

- Proprietary digital platform enables backend of the FinTech card to function seamlessly
- Cuentas has a perpetual licensing agreement with CIMA exclusive to the FinTech vertical
- Cloud based software provides rapid, accurate authentication for all transactions
- CIMA Group owns approximately 25% of Cuentas common stock upon conversion of convertible note

OTCQB: CUEN | 10

Marketing Launch: SBS Program

NYC Launch of the Cuentas FinTech Card

- Initial rollout to approximately 5,000 bodegas in Q3 2019
- Product placement next to cashier on J-Hooks

Spanish Broadcasting System (SBS)

- Owns and operates Spanish radio stations
- Top 5 Hispanic markets across the country
- Over 250 affiliated stations across the country
- Reaches 94% of the U.S. Hispanic audience

SBS New York will execute 25 hits per week for 10 consecutive weeks

- “A Hit” is a brief appearance powered by the Cuentas Card
- One bodega will win a live broadcast with SBS’ morning hosts, the Cuentas “Bodega in the Bodega” segment
- During the live broadcast Cuentas will give away concert tickets every hour, free breakfast for the first 50 people to show up and a chance to win a trip to Puerto Rico!


CUENTAS
5000 1234 5678 9010
01/20
DEBIT
CARDHOLDER NAME


debit
123
VanillaDirect
Control Number

OTCQB: CUEN | 11

OTCQB: CUEN | 12 Cuentas’ Financial Model

OTCQB: CUEN | 13 Recurring Revenue Model Cuentas Generates Recurring Revenue from Continued Usage of the FinTech Card One Time Charges • Cuentas Fintech Card Sales • Activation Fees Monthly Charges • Maintenance Fees Recurring Charges • ATM Withdrawals • Cash Remittance Fees • Reload Fees • Digital Purchase Discount Platform • Telecom Minutes Reload • Payout on Incomm Gift Card Sales

OTCQB: CUEN | 14 Financial Guidance Cuentas Expects Notable Gross Margin Expansion Driven by Financial Services Fees 2019 2020 2021 Revenue 7.7 80.1 330.3 Gross Profit 0 4.6 43.3 Gross Margin 0 5.8% 13.1% 5.8% 13.1% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0 50 100 150 200 250 300 350 Million USD All numbers shown are in $M, with the exception of gross margin data

OTCQB: CUEN | 15 Experienced Management Team Arik Maimon CEO & Co - founder Mr . Maimon has served as the company’s CEO since its inception . In addition to co - founding the Company and its Next CALA and NxtGn subsidiaries, Mr . Maimon founded the Company’s subsidiaries Next Mobile, and M&M . Prior to founding the Company and its subsidiaries, Mr . Maimon founded and ran successful telecommunications companies operating primarily in the United States and Mexico . In 1998 , Mr . Maimon founded and ran a privately - held wholesaler of long - distance telecommunications services which, under Mr . Maimon’s management, grew from a startup to a profitable enterprise with more than $ 100 million in annual revenues . Michael A. De Prado President & Co - founder Mr . De Prado has served as the company’s President since its inception . In addition to co - founding the Company, Mr . De Prado co - founded the Company’s Next CALA subsidiary . Prior to founding the Company and Next CALA, Mr . De Prado spent 20 years in executive positions at various levels in the banking, technology, and telecommunications industries . He was the Vice President of Lucent Technologies in the Southeast division for 4 years . Previously, he was the President of Sales at the telecommunications company Radiant/ Ntera , where he grew sales to more than $ 200 million annually . At theglobe . com, Mr . De Prado served as President, where he reported directly to Michael S . Egan . Ran Daniel CFO Mr . Daniel has served as the company’s CFO since November 2018 . He brings to Cuentas over 20 years of experience as a proven, public - company financial executive across several industries . Mr . Daniel is licensed as a Certified Public Accountant (CPA) in the United States and Israel . Mr . Daniel holds a Bachelor of Economics, a Bachelor of Accounting and an MBA in Finance from the Hebrew University as well as a Graduate Degree in Law from the University of Bar - Ilan .

OTCQB: CUEN | 16 Investment Summary • Cuentas’ is a comprehensive online banking solution addresses the significant, underbanked U.S. Latino population • Breakthrough Cuentas FinTech card to launch in New York City in the third quarter of 2019 in conjunction with an aggressive marketing blitz • World class strategic partners allow for instant scalability, wide distribution and minimized operating and technology risk • Multiple recurring revenue streams offers significant user monetization opportunity • Experienced management team with deep industry expertise Strategic Partnerships:

OTCQB: CUEN | 17 Contact Information www.cuentas.com Company Contact Michael De Prado (800) 611 - 3622 michael@cuentas.com Investor Relations Contact Chris Tyson Managing Director MZ North America Main: (949) 491 - 8235 CUEN@mzgroup.us www.mzgroup.us

OTCQB: CUEN | 18 Capital Markets www.cuentas.com OTCQB: CUEN Shares Outstanding 2.1M Sector Financial Technology Transfer Agent Olde Monmouth Stock Transfer Co. Independent Auditor Halperin Ilanit Legal Counsel Ellenoff Grossman & Schole LLP Investor Relations MZ Group NEWS RELEASES June 13, 2019 Cuentas , Inc. Now Offers Pre - pay Services for Amazon at Over 31,600 Locations May 15, 2019 Cuentas , Inc. (OTCQB: CUEN), announces the removal of approximately $3 million from the Company’s Accounts Payables March 26, 2019 Cuentas Subsidiary SDI Next is Now Selling Sony PlayStation, Microsoft Xbox Live and Nexon Karma Digital Content at Over 31,600 Locations March 14, 2019 Cuentas Inc. Signs Letter of Intent With Facio Ltd Israel for Application of Innovative Artificial Intelligence and Big Data Technologies to Digital Banking and Mobile Payment Services March 5, 2019 Cuentas Inc. Signs $2.5 Million Binding Term Sheet and Receives First $500k Deposit at 100% Premium to Current Valuation January 31, 2019 Cuentas Plan to Reduce Debt by $2.4M Is Approved by Court